NATIONWIDE VARIABLE INSURANCE TRUST
NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Supplement dated July 7, 2017
to the Summary Prospectus dated May 23, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.	Effective June 30, 2017:

a.	The "Portfolio Manager" section on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2017
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE